UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: July 20, 2004

                         The South Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

South Carolina                     0-15083                57-0824914
-------------------------          ------------           ----------------------
(State or other juris-             (Commission            (IRS Employer
diction of incorporation)          File Number)           Identification Number)

             102 South Main Street, Greenville, South Carolina   29601
             --------------------------------------------------  -----
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (864) 255-7900
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Item 12. Results of Operations and Financial Condition

      TSFG's second quarter 2004 earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                                  Exhibit Index

EXHIBIT

99.1 Earnings Release and attached documentation issued July 20, 2004 (furnished and not filed).


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

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE SOUTH FINANCIAL GROUP, INC.

July 20, 2004                            By: /s/ William P. Crawford, Jr.
                                             -----------------------------
                                         William P. Crawford, Jr.
                                         Executive Vice President


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